Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with this annual filing of DNAPrint Genomics, Inc., a Utah corporation (the "Company"), on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Richard Gabriel, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Richard Gabriel --------------------------- Richard Gabriel Chief Executive Officer/President Date: March 15, 2007
/s/ Karen L. Surplus ------------------------- Karen L. Surplus Chief Financial Officer Date: March 15, 2007